File No. 2-31618
                                                          File No. 811-1806

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.   20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                      Pre-Effective Amendment No. ____
                      Post-Effective Amendment No. 55

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                             Amendment No. 25

UNITED VANGUARD FUND, INC.
                   (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
         (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Sharon K. Pappas, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          _____  immediately upon filing pursuant to paragraph (b)
          __X__  on December 31, 1996 pursuant to paragraph (b)
          _____  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

    ==================================================================

                DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). The Notice for the Registrant's fiscal year ending September 30, 1996 was filed on November 26, 1996.

                        UNITED VANGUARD FUND, INC.
                        ===========================

                           Cross Reference Sheet
                           =====================

Part A of
Form N-1A
Item No.                      Prospectus Caption
---------                     ------------------

 1 ........................   Cover Page
 2(a) .....................   Expenses
  (b) .....................   An Overview of the Fund
  (c) .....................   An Overview of the Fund
 3(a) .....................   Financial Highlights
  (b) .....................   *
  (c) .....................   Performance
  (d)......................   Performance; About Your Account
 4(a) .....................   About the Investment Principles of the Fund;
                              About the Management and Expenses of the Fund
  (b) .....................   About the Investment Principles of the Fund
  (c) .....................   An Overview of the Fund; About the Investment
                              Principles of the Fund
 5(a) .....................   About the Management and Expenses of the Fund
  (b)......................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (c) .....................   About the Management and Expenses of the Fund
  (d) .....................   About the Management and Expenses of the Fund
  (e) .....................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (f) .....................   Expenses; About the Management and Expenses
                              of the Fund
  (g)......................   *
5A.........................   **
 6(a) .....................   About the Management and Expenses of the Fund
  (b) .....................   *
  (c) .....................   *
  (d) .....................   About the Management and Expenses of the Fund
  (e) .....................   About Your Account
  (f)......................   About Your Account
  (g) .....................   About Your Account
  (h) .....................   About the Management and Expenses of the Fund
 7(a) .....................   Inside Back Cover; About Your Account; About
                              the Management and Expenses of the Fund
  (b) .....................   About Your Account
  (c) .....................   About Your Account
  (d) .....................   About Your Account
  (e) .....................   *
  (f) .....................   About the Management and Expenses of the Fund
 8(a) .....................   About Your Account
  (b) .....................   *
  (c) .....................   About Your Account
  (d) .....................   About Your Account
 9 ........................   *


Part B of
Form N-1A
Item No.                      SAI Caption
---------                     -----------

10(a) .....................   Cover Page
  (b) .....................   *
11 ........................   Cover Page
12 ........................   *
13(a) .....................   Goals and Investment Policies
  (b) .....................   Goals and Investment Policies
  (c) .....................   Goals and Investment Policies
  (d) .....................   Goals and Investment Policies
14(a) .....................   Directors and Officers
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
15(a) .....................   *
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
16(a)(i) ..................   Investment Management and Other Services
  (a)(ii) .................   Directors and Officers
  (a)(iii) ................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
  (d) .....................   Investment Management and Other Services
  (e) .....................   *
  (f) .....................   Investment Management and Other Services
  (g) .....................   *
  (h) .....................   Investment Management and Other Services
  (i) .....................   Investment Management and Other Services
17(a) .....................   Portfolio Transactions and Brokerage
  (b) .....................   *
  (c) .....................   Portfolio Transactions and Brokerage
  (d) .....................   Portfolio Transactions and Brokerage
  (e) .....................   Portfolio Transactions and Brokerage
18(a) .....................   Other Information
  (b) .....................   *
19(a) .....................   Purchase, Redemption and Pricing of Shares
  (b) .....................   Purchase, Redemption and Pricing of Shares
  (c) .....................   Purchase, Redemption and Pricing of Shares
20 ........................   Payments to Shareholders; Taxes
21(a) .....................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
22(a) .....................   *
  (b)(i) ..................   Performance Information
  (b)(ii) .................   Performance Information
  (b)(iii) ................   *
  (b)(iv) .................   Performance Information
23 ........................   Financial Statements

---------------------------------------------------------------------------
 *Not Applicable or Negative Answer
**Included in Annual Report to Shareholders

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

   Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated December 31, 1996. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


United Vanguard Fund, Inc.
Class A Shares

This Fund seeks the appreciation of your investment through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities.

This Prospectus describes one class of shares of the Fund -- Class A
Shares.

Prospectus
   December 31, 1996

UNITED VANGUARD FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents


AN OVERVIEW OF THE FUND...........................................3

EXPENSES..........................................................5

FINANCIAL HIGHLIGHTS..............................................6

PERFORMANCE.......................................................8
 Explanation of Terms ............................................8

ABOUT WADDELL & REED..............................................9

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND......................12
 Investment Goals and Principles ................................12
   Risk Considerations ..........................................12
 Securities and Investment Practices ............................10

ABOUT YOUR ACCOUNT...............................................18
 Ways to Set Up Your Account ....................................18
 Buying Shares ..................................................19
 Minimum Investments ............................................22
 Adding to Your Account .........................................22
 Selling Shares .................................................23
 Shareholder Services ...........................................25
   Personal Service .............................................25
   Reports ......................................................25
   Exchanges ....................................................25
   Automatic Transactions .......................................25
 Distributions and Taxes ........................................26
   Distributions ................................................26
   Taxes ........................................................27

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND....................29
 WRIMCO and Its Affiliates ......................................30
 Breakdown of Expenses ..........................................31
   Management Fee ...............................................31
   Other Expenses ...............................................32

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares of United Vanguard Fund, Inc., an open-end, diversified management investment company.

Goals and Strategies: United Vanguard Fund, Inc. (the "Fund") seeks the appreciation of your investment. The Fund seeks to achieve this goal by investing in a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of the Fund is the net asset value of a Class A share plus a sales charge.
See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Risk Considerations: The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases   5.75%
(as a percentage of
offering price)

Maximum sales load
on reinvested
dividends      None

Deferred
sales load     None

Redemption fees     None

Exchange fee   None

Annual Fund operating expenses (as a percentage of average net assets).



Management fees 0.71%
12b-1 fees      0.16%
Other expenses1 0.24%
Total Fund operating
expenses2       1.11%

Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return3 and (2) redemption at the end of each time period:

 1 year   $ 68
 3 years  $ 91
 5 years  $115
10 years  $185

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1Expense information has been restated to reflect the current shareholder servicing fee which became effective April 1, 1996.
2Retirement plan accounts may be subject to a $2 fee imposed by the plan custodian for use of the Flexible Withdrawal Service.
3Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights
     (Audited)

The following information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP, included in the SAI.

For a Class A share outstanding throughout each period.*

                                                      For the fiscal year ended September 30,
                                 -----------------------------------------------------------------------------------------------
                                  1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period ......     $8.97     $7.73     $7.10     $6.03     $6.36     $5.18     $6.91     $5.82     $8.23     $6.92
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment income ....      0.03      0.07      0.00      0.04      0.06      0.14      0.17      0.22      0.14      0.16
  Net realized and unrealized gain
    (loss) on investments ..      0.26      1.82      0.83      1.07     (0.10)     1.39     (0.95)     1.12     (1.00)     2.28
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment operations  0.29      1.89      0.83      1.11     (0.04)     1.53     (0.78)     1.34     (0.86)     2.44
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  Dividends from net
    investment income ......     (0.04)    (0.03)    (0.02)    (0.04)    (0.09)    (0.14)    (0.22)    (0.18)    (0.18)    (0.16)
  Distributions from
    capital gains ..........     (0.45)    (0.62)    (0.18)    (0.00)    (0.20)    (0.21)    (0.73)    (0.07)    (1.37)    (0.97)
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions ........     (0.49)    (0.65)    (0.20)    (0.04)    (0.29)    (0.35)    (0.95)    (0.25)    (1.55)    (1.13)
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ............     $8.77     $8.97     $7.73     $7.10     $6.03     $6.36     $5.18     $6.91     $5.82     $8.23
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** .............      3.59%    26.82%    11.86%    18.38%    -0.58%    30.88%   -12.67%    23.69%    -8.52%    40.12%
Net assets, end of
  period (000 omitted) .....$1,291,017$1,284,951$1,014,263  $921,816  $843,978  $875,293  $679,765  $781,650  $659,184  $727,022
Ratio of expenses to
  average net assets .......      1.09%     1.05%     1.05%     0.97%     0.96%     0.97%     0.98%     0.95%     1.00%     0.93%
Ratio of net investment
  income to average
  net assets ...............      0.36%     0.87%     0.04%     0.50%     0.96%     2.28%     2.85%     3.62%     2.39%     2.30%
Portfolio
  turnover rate ............     57.10%    30.01%    36.70%    62.12%    84.82%   173.44%   161.54%   172.59%   128.91%   160.63%
Average commission rate
  paid .....             $0.0347

  *On August 15, 1995, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

Performance

     Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

        Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results.
The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

     The goal of the Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily issued by companies that WRIMCO believes have appreciation possibilities and by trying to achieve proper timing of purchases and sales relative to market conditions. There is no assurance that the Fund will achieve its goal.

        WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include: (i) changes in economic and political conditions; (ii) the short-term and long-term outlook for the industry being analyzed; (iii) the management capability of the company being considered; and (iv) the company's market position, product line, technological position and prospects for increased earnings. WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

     There are three main kinds of securities that the Fund owns: common stock, preferred stock and debt securities. The Fund may also own convertible securities. At times, as a temporary measure for defensive purposes, the Fund may invest up to all of its assets in either debt securities or preferred stocks or both.

Risk Considerations

     There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques may involve certain derivative instruments, including options, futures contracts, options on futures contracts and indexed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

        The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies WRIMCO may employ in pursuit of the Fund's investment goal. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

        Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal of the Fund and the type of securities in which the Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which the Fund may invest, the proportion of its assets that the Fund may invest in each such type and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by Standard & Poor's Ratings Services ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See the SAI for additional information about non-investment grade debt securities.

     Preferred Stock. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

        Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: The Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of the Fund's assets would consist of such investments.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: As a fundamental policy, the Fund may purchase an unlimited amount of foreign securities; however, the Fund does not intend to invest more than 20% of its total assets in foreign securities.

        Options, Futures and Other Strategies. The Fund may use certain options to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value.

     Except as to covered call writing, the Fund intends to limit purchase and sale of options and futures contracts to buying and selling futures contracts on broadly-based stock indices ("Stock Index Futures") and options thereon for the purposes of hedging not more than 10% of its total assets.

     The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Options. The Fund may engage in certain strategies involving options to attempt to enhance the Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the put or call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Policies and Restrictions: As a fundamental policy, the Fund may write calls on securities only if the calls are listed and covered (i.e., the Fund must own the securities that are subject to the call or have the right to acquire them without additional payment) on not more than 10% of its total assets and may purchase call options to close out call options it has written.

     As a fundamental policy, the Fund may purchase calls and purchase and write puts on securities in which the Fund may invest.

     The Fund may purchase and write only options on securities that are issued by the Options Clearing Corporation except that the Fund may write unlisted put options and purchase unlisted put and call options on U.S. Government Securities and may purchase optional delivery standby commitments.

     The Fund will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     As a fundamental policy, the Fund may, for non-speculative purposes, write and purchase options on domestic stock indices that are not limited to stocks of any industry or group of industries ("broadly-based stock indices").

     The Fund may write and purchase only listed options on broadly-based stock indices.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Policies and Restrictions: As a fundamental policy, the Fund may, for non-speculative purposes, buy and sell futures contracts on debt securities ("Debt Futures"), Stock Index Futures and options on Debt Futures and Stock Index Futures.

        Mortgage-Backed Securities may include pools of mortgages, such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Timely payment of principal and interest on pass-through securities of the Government National Mortgage Association (but not the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts, and the investment in mortgage-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements,
(v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and restrictions and regulatory requirements applicable to investment companies.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: As a fundamental policy, the Fund may purchase securities subject to repurchase agreements but may not cause more than 10% of its assets to be subject to repurchase agreements not terminable within seven days.

     Illiquid Investments. Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, the Fund may not buy a security if, as a result, it would own more than 10% of the voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer.

     As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, the Fund will not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, the Fund may purchase warrants if, as a result of such purchase, no more than 2% of its net assets would consist of warrants.

     As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares only if it does so in a regular transaction in the open market and not more than 10% of the Fund's total assets would be invested in such shares. The Fund does not currently intend to invest more than 5% of its assets in such securities.

        The Fund does not intend to purchase the securities of any issuer if, as a result, more than 10% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities or indexed securities.

About Your Account

The different ways to set up (register) your account are listed below.

     Ways to Set Up Your Account
-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

_ Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2,000 per tax year. For 1997, the maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

_ Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

_ Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

_ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

_ 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

_ 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

_ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

   These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                 Sales
          Sales  Charge
         Charge    as
           as   Approx.
         PercentPercent
           of      of
Size of Offering Amount
Purchase  Price Invested
-----------------------
Under
$100,000  5.75%  6.10%

$100,000
to less
than
$200,000  4.75    4.99

$200,000
to less
than
$300,000  3.50    3.63

$300,000
to less
than
$500,000  2.50    2.56

$500,000
to less
than
$1,000,0001.50    1.52

$1,000,000
to less
than
$2,000,0001.00    1.01

$2,000,000
and over  0.00    0.00

     The Fund's Class A NAV is the value of a single share. The Class A NAV is computed by adding with respect to that class the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

        The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

     The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

_ Orders are accepted only at the home office of Waddell & Reed, Inc.
_ All of your purchases must be made in U.S. dollars.
_ If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

        When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

        Lower sales charges are available by combining additional purchases of Class A shares of any of the funds in the United Group, to the extent otherwise permitted, except United Municipal Bond Fund, Inc., United Cash Management, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., with the NAV of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of this Fund or another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Holders of an uncompleted United Vanguard Investment Program ("Program") on May 30, 1996 with a face amount of less than $12,000 may purchase Class A shares of the Fund at NAV plus a maximum sales charge of 2%, up to the amount representing the unpaid balance of his or her Program, if the purchase order is so designated. Additional information and applicable forms are available from Waddell & Reed account representatives.

     Class A shares may be purchased at NAV by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Holders of an uncompleted Program on May 30, 1996 with a face amount of $12,000 or more may purchase Class A shares of the Fund at NAV, up to the amount representing the unpaid balance of the Program, if the purchase order is so designated. In addition, any person who was a Program holder on May 30, 1996 may purchase Class A shares of the Fund at NAV up to the amount representing partial Program withdrawals, provided the purchase order is so designated. Purchases of Class A shares in certain retirement plans and certain trusts for these persons may also be made at NAV. Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account  $500

For certain exchanges    $100

For certain retirement accounts and accounts opened with Automatic Investment Service $50

For certain retirement accounts and accounts opened through payroll deductions for or by employees of WRIMCO, Waddell & Reed, Inc. and their
affiliates     $25

To Add to an Account

For certain exchanges    $100

For Automatic Investment Service        $25

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

_ the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

_ a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

     Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class A share) is the Fund's Class A NAV.

     To sell shares, your request must be made in writing.

     Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

_ the name on the account registration;
_ the Fund's name;
_ the Fund account number;
_ the dollar amount or number of shares to be redeemed; and _ any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                  Special Requirements for Selling Shares

      Account Type        Special Requirements
Individual or Joint      The written
Tenant                   instructions must be
                         signed by all persons
                         required to sign for
                         transactions, exactly
                         as their names appear
                         on the account.
Sole Proprietorship      The written
                         instructions must be
                         signed by the
                         individual owner of
                         the business.
UGMA, UTMA               The custodian must
                         sign the written
                         instructions
                         indicating capacity as
                         custodian.
Retirement Account       The written
                         instructions must be
                         signed by a properly
                         authorized person.
Trust                    The trustee must sign
                         the written
                         instructions
                         indicating capacity as
                         trustee.  If the
                         trustee's name is not
                         in the account
                         registration, provide
                         a currently certified
                         copy of the trust
                         document.
Business or              At least one person
Organization             authorized by
                         corporate resolution
                         to act on the account
                         must sign the written
                         instructions.
Conservator, Guardian    The written
or Other Fiduciary       instructions must be
                         signed by the person
                         properly authorized by
                         court order to act in
                         the particular
                         fiduciary capacity.

        When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the_ written request.
_ If you hold a certificate, it must be properly endorsed and sent to the
  Fund.
_ If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
_ Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
_ Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

_ the request for redemption is made by a corporation, partnership or fiduciary;
_ the request for redemption is made by someone other than the owner of record; or
_ the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     You may reinvest without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

        Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class A shares of any of the funds in the United Group in which the plan may invest.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

_ confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
_ year-to-date statements (quarterly)
_ annual and semiannual reports (every six months)

     To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

        You may sell your Class A shares and buy Class A shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible withdrawal service lets you set up monthly, quarterly, semiannual or annual redemptions from your account.

     Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

               Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service
To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

   Distributions and Taxes

Distributions

        The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses, semiannually in June and December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

     For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

        There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

        Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

     A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

        Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.

        Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly-purchased shares.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Vanguard Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management investment company organized as a corporation under Maryland law on February 15, 1974, as successor to a Delaware corporation which commenced operations in 1969.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

        The Fund has two classes of shares. In addition to the Class A shares offered by this Prospectus, the Fund has issued and outstanding Class Y shares which are offered by Waddell & Reed, Inc. through a separate Prospectus. Class Y shares are designed for institutional investors.
Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of the Prospectus.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

        The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     James D. Wineland is primarily responsible for the day-to-day management of the Fund. Mr. Wineland has held his Fund responsibilities since February 1992. He is Vice President of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

        Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor of the variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

        The combined net asset values of all of the funds in the United Group were approximately $14.7 billion as of September 30, 1996.
Management fees for the fiscal year ended September 30, 1996 were 0.71% of the Fund's average net assets.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, the Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month.

     The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed .25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. In particular, the Service Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that these expenditures may include costs and expenses incurred by Waddell & Reed, Inc. and its affiliates in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders by office personnel located at field sales offices; engaging in other activities useful in providing personal services to Class A shareholders and/or the maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares, and other third parties, for providing Class A shareholder services and/or maintaining Class A shareholder accounts.

        The total expenses for the fiscal year ended September 30, 1996 for the Fund's Class A shares were 1.09% of the average net assets of the Fund's Class A shares.

     The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

United Vanguard Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
     1800 Massachusetts Avenue, N. W.        (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
     Deloitte & Touche LLP         Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-2000
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

Our INTERNET address is:
  http://www.waddell.com

United Vanguard Fund, Inc.
Class A Shares
PROSPECTUS
   December 31, 1996

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

   NUP1005(12-96)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

   Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated December 31, 1996. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Vanguard Fund, Inc.
Class Y Shares

This Fund seeks the appreciation of your investment through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities.

This Prospectus describes one class of shares of the Fund -- Class Y
Shares.

Prospectus
   December 31, 1996

UNITED VANGUARD FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents

AN OVERVIEW OF THE FUND...........................................3

EXPENSES..........................................................4

FINANCIAL HIGHLIGHTS..............................................5

PERFORMANCE.......................................................6
 Explanation of Terms ............................................6

ABOUT WADDELL & REED..............................................7

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND.......................8
 Investment Goals and Principles .................................8
   Risk Considerations ...........................................8
 Securities and Investment Practices .............................8

ABOUT YOUR ACCOUNT...............................................17
 Buying Shares ..................................................17
 Minimum Investments ............................................19
 Adding to Your Account .........................................19
 Selling Shares .................................................19
 Telephone Transactions .........................................21
 Shareholder Services ...........................................21
   Personal Service .............................................21
   Reports ......................................................21
   Exchanges ....................................................21
 Distributions and Taxes ........................................22
   Distributions ................................................22
   Taxes ........................................................22

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND....................24
 WRIMCO and Its Affiliates ......................................25
 Breakdown of Expenses ..........................................26
   Management Fee ...............................................26
   Other Expenses ...............................................27

An Overview of the Fund

The Fund: This Prospectus describes the Class Y shares of United Vanguard Fund, Inc., an open-end, diversified management investment company.

Goals and Strategies: United Vanguard Fund, Inc. (the "Fund") seeks the appreciation of your investment. The Fund seeks to achieve this goal by investing in a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class Y shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of the Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of the Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Risk Considerations: The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases   None

Maximum sales load
on reinvested
dividends      None

Deferred
sales load          None

Redemption fees     None

Exchange fee   None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees     0.71%
12b-1 fees          None
Other expenses 0.21%
Total Fund operating expenses      0.92%

Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return4 and (2) redemption at the end of each time period:



 1 year   $  9
 3 years  $ 29
 5 years  $ 51
10 years  $113

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


4Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights
     (Audited)

The following information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP, included in the SAI.

For a Class Y share outstanding throughout each period.*

                                           For the
                                       period from
                     For the fiscal   September 8,
                         year ended   1995 through
                          September  September 30,
                           30, 1996           1995
                     --------------      ---------
Net asset value,
  beginning of period         $8.97          $9.05
                              -----          -----
Income from investment operations:
  Net investment income        0.07           0.00
  Net realized and unrealized gain
     (loss) on investments     0.24          (0.08)
                              -----          -----
Total from investment
  operations ...............   0.31          (0.08)
                              -----          -----
Less distributions:
  Dividends from net
    investment income ......  (0.05)         (0.00)
  Distributions from
    capital gains ..........  (0.45)         (0.00)
                              -----          -----
Total distributions ........  (0.50)         (0.00)
                              -----          -----
Net asset value,
  end of period ............  $8.78          $8.97
                              =====          =====
Total return ...............   3.80%        -0.99%
Net assets, end of
  period (000 omitted) ..... $4,152        $1,765
Ratio of expenses to
  average net assets .......   0.91%         0.00%
Ratio of net investment
  income to average
  net assets ...............   0.69%         0.00%
Portfolio
  turnover rate ............  57.10%        30.01%**
Average commission
  rate paid ................  $0.0347

 *On August 15, 1995, the Fund began offering Class Y shares to the public.
  Fund shares outstanding prior to that date were designated Class A shares.
**Annualized.

Performance

     Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

        Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results.
The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

     The goal of the Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily issued by companies that WRIMCO believes have appreciation possibilities and by trying to achieve proper timing of purchases and sales relative to market conditions. There is no assurance that the Fund will achieve its goal.

        WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include: (i) changes in economic and political conditions; (ii) the short-term and long-term outlook for the industry being analyzed; (iii) the management capability of the company being considered; and (iv) the company's market position, product line, technological position and prospects for increased earnings. WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

     There are three main kinds of securities that the Fund owns: common stock, preferred stock and debt securities. The Fund may also own convertible securities. At times, as a temporary measure for defensive purposes, the Fund may invest up to all of its assets in either debt securities or preferred stocks or both.

Risk Considerations

     There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques may involve certain derivative instruments, including options, futures contracts, options on futures contracts and indexed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

        The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies WRIMCO may employ in pursuit of the Fund's investment goal. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

        Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal of the Fund and the type of securities in which the Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which the Fund may invest, the proportion of its assets that the Fund may invest in each such type and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by Standard & Poor's Ratings Services ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See the SAI for additional information about non-investment grade debt securities.

     Preferred Stock. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

        Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: The Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of the Fund's assets would consist of such investments.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: As a fundamental policy, the Fund may purchase an unlimited amount of foreign securities; however, the Fund does not intend to invest more than 20% of its total assets in foreign securities.

        Options, Futures and Other Strategies. The Fund may use certain options to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value.

     Except as to covered call writing, the Fund intends to limit purchase and sale of options and futures contracts to buying and selling futures contracts on broadly-based stock indices ("Stock Index Futures") and options thereon for the purposes of hedging not more than 10% of its total assets.

     The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Options. The Fund may engage in certain strategies involving options to attempt to enhance the Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the put or call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Policies and Restrictions: As a fundamental policy, the Fund may write calls on securities only if the calls are listed and covered (i.e., the Fund must own the securities that are subject to the call or have the right to acquire them without additional payment) on not more than 10% of its total assets and may purchase call options to close out call options it has written.

     As a fundamental policy, the Fund may purchase calls and purchase and write puts on securities in which the Fund may invest.

     The Fund may purchase and write only options on securities that are issued by the Options Clearing Corporation except that the Fund may write unlisted put options and purchase unlisted put and call options on U.S. Government Securities and may purchase optional delivery standby commitments.

     The Fund will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     As a fundamental policy, the Fund may, for non-speculative purposes, write and purchase options on domestic stock indices that are not limited to stocks of any industry or group of industries ("broadly-based stock indices").

     The Fund may write and purchase only listed options on broadly-based stock indices.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Policies and Restrictions: As a fundamental policy, the Fund may, for non-speculative purposes, buy and sell futures contracts on debt securities ("Debt Futures"), Stock Index Futures and options on Debt Futures and Stock Index Futures.

        Mortgage-Backed Securities may include pools of mortgages, such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Timely payment of principal and interest on pass-through securities of the Government National Mortgage Association (but not the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts, and the investment in mortgage-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements,
(v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and restrictions and regulatory requirements applicable to investment companies.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: As a fundamental policy, the Fund may purchase securities subject to repurchase agreements but may not cause more than 10% of its assets to be subject to repurchase agreements not terminable within seven days.

     Illiquid Investments. Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, the Fund may not buy a security if, as a result, it would own more than 10% of the voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer.

     As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, the Fund will not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, the Fund may purchase warrants if, as a result of such purchase, no more than 2% of its net assets would consist of warrants.

     As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares only if it does so in a regular transaction in the open market and not more than 10% of the Fund's total assets would be invested in such shares. The Fund does not currently intend to invest more than 5% of its assets in such securities.

        The Fund does not intend to purchase the securities of any issuer if, as a result, more than 10% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities or indexed securities.

About Your Account

     Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

_ participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

_ banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

_ government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

_ certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

     You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

     To purchase by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Fund's Class Y NAV is the value of a single share. The Class Y NAV is computed by adding with respect to that class the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

        The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

        The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

     The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

_ Orders are accepted only at the home office of Waddell & Reed, Inc.
_ All of your purchases must be made in U.S. dollars.
_ If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
_ The Fund does not issue certificates representing Class Y shares of the Fund.

        When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first twelve
              months)

For other
investors:    Any amount

Adding to Your Account

     You can make additional investments of any amount at any time.

     To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

        To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of the Fund to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;_
  the Fund's name;_
_ the Fund account number;
  the dollar amount or number of shares to be redeemed; and_ any other applicable requirements listed in the table below._

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                  Special Requirements for Selling Shares

      Account Type        Special Requirements
Retirement account       The written
                         instructions must be
                         signed by a properly
                         authorized person.
Trust                    The trustee must sign
                         the written
                         instructions
                         indicating capacity as
                         trustee.  If the
                         trustee's name is not
                         in the account
                         registration, provide
                         a currently certified
                         copy of the trust
                         document.
Business or              At least one person
Organization             authorized by
                         corporate resolution
                         to act on the account
                         must sign the written
                         instructions.

        When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

_ If more than one person owns the shares, each owner must sign the written request.
_ If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
_ Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
_ Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

_ the request for redemption is made by a corporation, partnership or fiduciary;
_ the request for redemption is made by someone other than the owner of record; or
_ the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

Telephone Transactions

     The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

_ confirmation statements (after every purchase, exchange, transfer or redemption)
_ year-to-date statements (quarterly)
_ annual and semiannual reports (every six months)

     To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class Y shares and buy Class Y shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

   Distributions and Taxes

Distributions

        The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses, semiannually in June and December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

     For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

        There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

        Taxes on distributions. Dividends from the Fund's investment company taxable income are generally taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

     A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly-purchased shares.

        The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Vanguard Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management investment company organized as a corporation under Maryland law on February 15, 1974, as successor to a Delaware corporation which commenced operations in 1969.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

        The Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Fund has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate Prospectus. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of the Prospectus.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

        The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     James D. Wineland is primarily responsible for the day-to-day management of the Fund. Mr. Wineland has held his Fund responsibilities since February 1992. He is Vice President of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

        Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor of the variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

        The combined net asset values of all of the funds in the United Group were approximately $14.7 billion as of September 30, 1996.
Management fees for the fiscal year ended September 30, 1996 were 0.71% of the Fund's average net assets.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, the Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the class for the preceding month.

     The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

        The total expenses for the fiscal year ended September 30, 1996 for the Fund's Class Y shares were 0.91% of the average net assets of the Fund's Class Y shares.

        The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

United Vanguard Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
     1800 Massachusetts Avenue, N. W.        (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
     Deloitte & Touche LLP         Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-2000
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

Our INTERNET address is:
  http://www.waddell.com

United Vanguard Fund, Inc.
Class Y Shares
PROSPECTUS
   December 31, 1996

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

   NUP1005-Y(12-96)

printed on recycled paper

                        UNITED VANGUARD FUND, INC.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                              (913) 236-2000

                            December 31, 1996



                    STATEMENT OF ADDITIONAL INFORMATION


        This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Vanguard Fund, Inc. (the "Fund"), dated December 31, 1996, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.




                             TABLE OF CONTENTS

     Performance Information...........................    2

     Goals and Investment Policies.....................    3

     Investment Management and Other Services..........   25

     Purchase, Redemption and Pricing of Shares........   29

     Directors and Officers............................   44

     Payments to Shareholders..........................   49

     Taxes ............................................   50

     Portfolio Transactions and Brokerage..............   55

     Other Information.................................   57

                          PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information and/or performance information in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one- five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for
                    the periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

        The average annual total return quotations for Class A shares as of September 30, 1996, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With    Without
                                             Sales LoadSales Load
                                              Deducted  Deducted

   One-year period from October 1, 1995 to
  September 30, 1996:                           -2.37%     3.59%

Five-year period from October 1, 1991 to
  September 30, 1996:                           10.26     11.58%

Ten-year period from October 1, 1986 to
  September 30, 1996:                           11.44%    12.10%

     Prior to August 15, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

        The average annual total return quotations for Class Y shares as of September 30, 1996, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One year period from October 1,
1995 to September 30, 1996:                      3.80%

Period from September 8, 1995* to
  September 30, 1996:                        ____2.69%

*United Vanguard Fund, Inc. first issued Class Y shares on September 8,
1995.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

                       GOALS AND INVESTMENT POLICIES

     The goals and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Securities - General

     The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities, as described in the Prospectus. These securities may include the following described securities from time to time.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

     The Fund does not intend to purchase any interests in oil and gas or other mineral exploration or development programs if, as a result, more than 10% of its total assets would be invested in such interests.

Risk Factors of High-Yield Investing

     As an operating (i.e., nonfundamental) policy, the Fund does not intend to invest in non-investment grade debt securities if as a result of such investment more than 5% of its assets would consist of such investments. Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market.

        Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the research and credit analysis performed by Waddell & Reed Investment Management Company ("WRIMCO") the Fund's investment manager, are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with using credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk.

Specific Securities and Investment Practices

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

        Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

        U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates." Another type of mortgage-backed security is a collateralized mortgage obligation ("CMO"). See "Mortgage-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Mortgage-Backed Securities

     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Pass-through securities and participation certificates represent pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer," such as a mortgage banker, commercial bank or savings and loan association, which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are passed through to the holders of the interest in the pool. Monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's investment goal and policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities and may lower their total returns.

Asset-Backed Securities

     Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Foreign Securities and Currency

     The Fund may purchase an unlimited amount of foreign securities. However, the Fund does not expect to invest more than 20% of its total assets in foreign securities.

        WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). The Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. If it should become necessary, the Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

Warrants

        As a fundamental policy, the Fund may not invest more than 2% of its net assets valued at the lower of cost or market in warrants. Warrants acquired in units or attached to other securities are not considered for purposes of computing the 2% limitation.

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.



Lending Securities

     One of the ways in which the Fund may try to realize income is by lending its securities. If the Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

     Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines").
This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral.
Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

Repurchase Agreements

        The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans, i.e., the value of the underlying securities, which will be held by the Fund's custodian bank or by a third-party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

Illiquid Investments

     The Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; and (iii) over-the-counter ("OTC") options and their underlying collateral. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options and Futures

     General. As discussed in the Prospectus, WRIMCO may use certain options to attempt to enhance income or yield or may attempt to reduce overall risk of its investments by using certain options and futures contracts (sometimes referred to as "futures"). Options and futures are sometimes referred to collectively as "Financial Instruments." The Fund's ability to use a particular Financial Instrument may be limited by its investment limitations or operating policies. See "Operating Restrictions" and "Investment Restrictions."

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

        The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

        In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with options, futures contracts, options on futures contracts and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, options on futures contracts or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

        Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. As a fundamental policy, the Fund may write call options on securities only if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and
(iii) when any such call is written, not more than 10% of the Fund's total assets would be subject to calls. Calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, as a fundamental policy, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices.

     The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

        Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. The Fund will write calls when it considers that the amount of the premium represents adequate compensation for the loss of the opportunity.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The Fund will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. The Fund is authorized to write listed covered call options on securities and to write put options and purchase options that are listed or unlisted. The Fund has an operating policy, however, that provides that it will only purchase calls or write and purchase puts that are listed with two exceptions: (1) it may purchase calls and write and purchase puts that are not listed if the security underlying the option is a U.S. Government Security; and (2) optional delivery standby commitments may be unlisted. The Fund may only purchase or sell options on stock indices that are listed on a national securities exchange. See "Operating Restrictions" below.

     Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. WRIMCO will evaluate the ability to enter into closing purchase transactions on unlisted options prior to writing them. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Stock Indices. The Fund is permitted to write and purchase options on broadly-based stock indices subject to the limitations set forth under "Operating Restrictions" and "Investment Restrictions." Broadly-based stock indices are indices that are not limited to stocks of any particular industry or industries. The Fund may purchase calls on stock indices to hedge against anticipated increases in the price of securities it wishes to acquire and purchase puts on stock indices to hedge against anticipated declines in the market value of portfolio securities.

     Puts and calls on stock indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the broad-based index in question rather than on price movements in individual securities or futures contracts.
When the Fund writes a call on a stock index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on a stock index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the stock index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on a stock index, it receives a premium and the purchaser of such a put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the stock index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Stock Indices. The risks of investment in options on stock indices may be greater than options on securities. Because stock index options are settled in cash, when the Fund writes a call on a stock index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a stock portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Futures Contracts and Options on Futures Contracts. The Fund is permitted to purchase and sell futures contracts and options on futures contracts subject to the limitations set forth under "Operating
Restrictions" and "Investment Restrictions."

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     As an operating policy, to the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures market (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions, rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Stock Index Futures. The Fund may purchase and sell futures contracts on broadly-based stock indices ("Stock Index Futures") and options thereon. A stock index is broadly-based if it is not limited to stocks of any industry or group of industries.

     The risk of imperfect correlation between movements in the price of a Stock Index Future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the Stock Index Future may move more than or less than the price of the securities being hedged. If the price of the Stock Index Future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Stock Index Futures, the Fund may buy or sell Stock Index Futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold Stock Index Futures to hedge against decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

     Where Stock Index Futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the common stocks it had anticipated purchasing.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Operating Restrictions

     The Fund is subject to certain operating restrictions pertaining to investments in options and futures. Such operating restrictions may be revised by the Board depending on its judgments regarding the ability of WRIMCO to make use of these instruments to the benefit of the Fund and in order to conform to rules and regulations of the CFTC, the SEC, various state securities commissions, Federal tax law and regulations, and the rules of the exchanges on which the investments are traded.

   (i) Options on stock indices, futures contracts and options on futures contracts will be used only for risk management ("hedging") purposes within the meaning of applicable regulations. The Fund will not hedge more than 10% of its total assets.

  (ii) Only options on securities that are issued by the Options Clearing Corporation may be purchased or sold except that the Fund may write unlisted put options and purchase unlisted put and call options on U.S. Government Securities and except for optional delivery standby commitments; only options on stock indices, options on futures contracts and futures contracts that are listed on a national securities or commodities exchange may be purchased or sold; to the extent option transactions involving unlisted options are illiquid, such options and the underlying collateral will be subject to an operating policy of the Fund that limits investment in illiquid securities to 10% of the net assets of the Fund.

 (iii) The aggregate premiums paid for the purchase of permitted options that are held by the Fund at any one time, adjusted for the portion of any premium attributable to a difference between the "strike price" of the option and the market value of the underlying security or futures contract at the time of purchase, may not exceed 20% of the total assets of the Fund.

  (iv) The aggregate margin deposits and premiums required on all futures contracts and options thereon held or outstanding at any one time by the Fund may not exceed 5% of the total assets of the Fund adjusted for unrealized gains or losses of the Fund on such options and futures contracts.

   (v) The aggregate amount of the obligations underlying the puts written by the Fund that are outstanding at any one time may not exceed 25% of the net assets of the Fund computed at the time of sale.

Investment Restrictions

     Certain of the Fund's investment restrictions are described in the Prospectus. The following are fundamental policies and, together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions, the Fund may not:

   (i) Buy or sell commodities or commodity contracts, except that it may, for non-speculative purposes, buy or sell Stock Index Futures, futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

  (ii) Buy real estate nor any nonliquid interests in real estate investment trusts;

 (iii) Buy shares of other investment companies that redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares;

  (iv) Lend money or other assets, other than through certain limited types of loans; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

   (v) Invest for the purpose of exercising control or management of other companies;

  (vi) Buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one- two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one-twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

 (vii) Participate on a joint, or a joint and several, basis in any trading account in any securities;

(viii) Sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instruments permitted by its fundamental policies;

  (ix) Engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

   (x) Deviate from the percentage restriction set forth above under "Investment in Warrants";

  (xi) Purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and
        (iii) when any such call is written not more than 10% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indexes;

 (xii) Borrow money or mortgage or pledge any of its assets; but may enter into escrow and collateral arrangements in connection with the use of options and futures; or

(xiii) Buy a security if, as a result, it would own more than 10% of the issuer's voting securities, or if more than 5% of its total assets would be invested in securities of that issuer, or if more than 25% of its assets would then be in securities of companies in any one industry.

Portfolio Turnover

        A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding U.S. Government Securities with maturities of less than 12 months and certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares. The Fund's turnover rate was 57.10% for the fiscal year ended September 30, 1996 and was 30.01% for the fiscal year ended September 30, 1995.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company.
United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly-held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as distributor for TMK/United Funds, Inc.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

        Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the Fund's fiscal years ended September 30, 1996, 1995 and 1994 were $9,020,391, $7,870,715 and $6,826,535, respectively.

     For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

        Under the Shareholder Servicing Agreement, with respect to Class A shares the Fund pays the Agent a monthly fee of $1.3125 ($1.0208 prior to April 1, 1996) for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

        Fees paid to the Agent for accounting services for the fiscal years ended September 30, 1996, 1995 and 1994 were $100,000, $100,000 and
$86,250, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

        Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Ser-vices Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 1996, 1995 and 1994 were $3,514,918, $3,648,513 and $3,180,392, respectively, and the amounts retained by Waddell & Reed, Inc. for each fiscal year were $1,591,350, $1,651,533 and $1,517,376, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed
 .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts.

        The Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Fees paid (or accrued) as service fees by the Fund with respect to Class A shares for the fiscal year ended September 30, 1996 were $2,046,992.

     The Plan and the Service Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

        The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

        Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of September 30, 1996 was as follows:

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $8.77
     Add:  selling commission (5.75% of offering
       price)  ...................................     .54
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)   $9.31
                                                     =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

        The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

        The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

        Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between the bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing purchase price of the contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount received from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Internal Revenue Code of 1986, as amended (the "Code") salary reduction plan account provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA"), or Keogh plan account provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

        If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

     Statements of Intention are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United High Income Fund II, Inc. and United Asset Strategy Fund, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

        Holders of an uncompleted United Vanguard Investment Program ("Program") on May 30, 1996 with a face amount of less than $12,000 may purchase Class A shares of the Fund at net asset value plus a maximum sales charge of 2%, up to the amount representing the unpaid balance of his or her Program, if the purchase order is so designated.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

        Holders of an uncompleted Program on May 30, 1996 with a face amount of $12,000 or more may purchase Class A shares of the Fund at net asset value, up to the amount representing the unpaid balance of the Program, if the purchase order is so designated. In addition, any person who was a Program holder on May 30, 1996 may purchase Class A shares of the Fund at net asset value up to the amount representing partial Program withdrawals outstanding on May 30, 1996, provided the purchase is so designated.

Reasons for Differences in Public Offering Price of Class A Shares

        As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distribution), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interest of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service For Class A Shareholders

        If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on a regular basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; you fix the percentage; or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a fixed number of shares (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for this Service, you must enclose the certificate with the form initiating the Service.

        The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You can at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

Class A Share Exchanges

        Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange Class A shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares.
There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

        United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exception and special rules apply. Class A shares of these funds may be exchanged for Class A shares of the Fund only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of original purchase for at least 6 months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

Class Y Share Exchanges

       Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

        Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. For tax years after 1996, the annual maximum for a married couple is $4,000 ($2,000 per spouse) or if less, the couple's combined earned income for the taxable year, even if one spouse has no earned income. The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

                          DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

        The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wise is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and TMK/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

   RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies, an actuarial consulting company; President, Buchanan Ranch Corporation; formerly, Professor and Chairman of Marketing, College of Business, University of Colorado.

JAY B. DILLINGHAM
926 Livestock Exchange Building
Kansas City, Missouri  64102
     Retired.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
335 N. Washington
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Kansas Bankshares; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial
Corporation and subsidiaries.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

DOYLE PATTERSON
1030 West 56th Street
Kansas City, Missouri  64113
     Associated with Republic Real Estate, engaged in real estate management and investment.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company; formerly, partner in Trivest, a private investment concern.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

James D. Wineland
     Vice President of the Fund and three other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

        As of the date of this SAI, six of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

        The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Mr. Leslie S. Wright retired as a Director of the Fund and of each of the funds in the Fund Complex effective April 1, 1996, and has elected a position as Director Emeritus. During the Fund's fiscal year ended September 30, 1996, Mr. Wright received total compensation for his service as a Director of $43,000 from the Fund Complex and aggregate compensation from the Fund of $3,667.

        The funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended (prior to April 1, 1996, the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $40,000 per year plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not held in conjunction with a Board of Directors' meeting other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

        During the Fund's fiscal year ended September 30, 1996, the Fund's Directors received the following fees for service as a director:

                            Compensation Table

                                         Pension
                                      or Retirement      Total
                         Aggregate       Benefits     Compensation
                        Compensation    Accrued As     From Fund
                            From       Part of Fund     and Fund
Director                    Fund         Expenses       Complex
--------                ------------  --------------  ------------
Ronald K. Richey          $    0             $0        $     0
Keith A Tucker                 0              0              0
   Henry L. Bellmon        4,097              0         48,000
Dodds I. Buchanan          4,097              0         48,000
Jay B. Dillingham          4,097              0         48,000
Linda Graves               4,097              0         48,000
John F. Hayes              4,097              0         48,000
Glendon E. Johnson         4,097              0         48,000
William T. Morgan          4,097              0         48,000
Doyle Patterson            4,097              0         48,000
Eleanor B. Schwartz        4,012              0         47,000
Frederick Vogel III        4,097              0         48,000
Paul S. Wise               4,097              0     48,000

        Mr. Rogers and Mr. Ross were elected as Directors on October 16, 1996. The officers are paid by WRIMCO or its affiliates.

Shareholdings

        As of November 30, 1996, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                         PAYMENTS TO SHAREHOLDERS

General

        There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is the Fund's net investment income, which is derived from the dividends, interest and earned discount on the securities it holds less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities attributable to that difference less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gain and net realized gains from certain foreign currency transactions are called dividends.

        The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether or not securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has prior year net capital losses to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                   TAXES

General

        In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) options, futures contracts or forward contracts (other than those on foreign currencies) or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or in options and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

        Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the purchaser will receive some portion of the purchase price back as a taxable dividend or distribution.

        The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

        If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

   Income from Options, Futures Contracts and Currencies

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures contracts and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures contracts with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options, futures contracts and forward contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. The Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. The Fund must distribute any such gains to its shareholders even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income any original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, in order to satisfy the distribution requirement described above and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities or certain options, futures or forward contracts held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility.
Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers;
(ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in its selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the Fund's portfolio, WRIMCO may consider sales of shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

        The Fund may also use its brokerage to pay for pricing or quotation services to value Fund securities. During the Fund's fiscal years ended September 30, 1996, 1995 and 1994, it paid brokerage commissions of $1,698,766, $696,769 and $729,817, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

        During the Fund's fiscal year ended September 30, 1996, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $546,772,204 on which $783,712 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                             OTHER INFORMATION

The Shares of the Fund

        The Fund offers two classes of shares: Class A and Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.49%
 Walt Disney Company (The)  ..............   100,000    $ 6,337,500

Business Services - 20.21%
 America Online, Inc.*  ..................   500,000     17,812,500
 Broderbund Software, Inc.*  .............   633,000     18,198,750
 cisco Systems, Inc.*  ...................   300,000     18,618,600
 CUC International Inc.*  ................   800,000     31,900,000
 Computer Associates International, Inc.     400,000     23,900,000
 Electronic Arts Inc.*  ..................   500,000     18,656,000
 Electronic Data Systems Corporation  ....   450,000     27,618,750
 First Data Corporation  .................   400,000     32,650,000
 Informix Corporation*  .................. 1,246,200     34,815,089
 Intuit Inc.*  ...........................   304,200      9,544,275
 Microsoft Corporation*  .................   100,000     13,181,200
 Oracle Systems Corporation*  ............   350,000     14,896,700
   Total .................................              261,791,864

Chemicals and Allied Products - 13.17%
 ALZA Corporation*   .....................   750,000     20,156,250
 Amgen Inc.*  ............................   300,000     18,956,100
 Biogen, Inc.*  ..........................   150,000     11,418,750
 Ciba-Geigy AG, Registered (A)  ..........    22,000     28,122,410
 Eastman Chemical Company  ...............   250,000     14,593,750
 Johnson & Johnson  ......................   450,000     23,062,500
 Merck & Co., Inc.  ......................   350,000     24,631,250
 Pfizer Inc.  ............................   375,000     29,671,875
   Total .................................              170,612,885

Communication - 4.26%
 British Sky Broadcasting Group
   plc, ADS ..............................   200,000     11,000,000
 MFS Communications Company, Inc.*  ......   700,000     30,493,400
 Vodafone Group Plc, ADR  ................   400,000     13,650,000
   Total .................................               55,143,400

Depository Institutions - 4.26%
 HSBC Holdings Plc (A)  .................. 1,705,316     31,645,676
 Wells Fargo & Company  ..................    90,400     23,504,000
   Total .................................               55,149,676

Electric, Gas and Sanitary Services - 1.03%
 Sonat Inc.  .............................   300,000     13,275,000


              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 9.34%
 Ascend Communications, Inc.*  ...........   150,000 $    9,909,300
 Atmel Corporation*  .....................   450,000     13,865,400
 Emerson Electric Co.  ...................   175,000     15,771,875
 Intel Corporation  ......................   300,000     28,631,100
 Motorola, Inc.  .........................   300,000     15,487,500
 Nokia Corporation, Series K (A)  ........   500,000     22,064,782
 Xilinx, Inc.*  ..........................   450,000     15,271,650
   Total .................................              121,001,607

Fabricated Metal Products - 1.11%
 Gillette Company (The)  .................   200,000     14,425,000

General Merchandise Stores - 1.53%
 Wal-Mart Stores, Inc.  ..................   750,000     19,781,250

Holding and Other Investment Offices - 0.75%
 Grupo Carso, S.A. de C.V.,
   Series 1A (A) ......................... 2,100,000      9,658,052

Industrial Machinery and Equipment - 6.12%
 Applied Materials, Inc.*  ...............   500,000     13,843,500
 Mannesmann AG (A)  ......................    60,000     22,488,697
 Seagate Technology, Inc.*  ..............   500,000     27,937,500
 Silicon Valley Group, Inc.*  ............   850,000     15,033,950
   Total .................................               79,303,647

Instruments and Related Products - 2.34%
 General Motors Corporation, Class H  ....   175,000     10,106,250
 SMH Swiss Corporation for Microelectronics
   and Watchmaking Industries Ltd. (A) ...    30,000     20,178,514
   Total .................................               30,284,764

Insurance Carriers - 5.18%
 American International Group, Inc.  .....   200,000     20,150,000
 Chubb Corporation (The)  ................   100,000      4,600,000
 MBIA Inc.  ..............................   300,300     25,750,725
 United HealthCare Corporation  ..........   400,000     16,650,000
   Total .................................               67,150,725

Nondepository Institutions - 3.23%
 Federal National Mortgage Association  .. 1,200,000     41,850,000

Paper and Allied Products - 0.66%
 International Paper Company  ............   200,000      8,500,000

Petroleum and Coal Products - 1.93%
 Royal Dutch Petroleum Company  ..........   160,000     24,980,000


              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Printing and Publishing - 1.86%
 Berkshire Hathaway Inc., Class B* .......     5,000 $    5,365,000
 News Corporation Limited (The), ADR  ....   900,000     18,787,500
   Total .................................               24,152,500

Special Trade Contractors - 1.17%
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   600,000     15,187,200

TOTAL COMMON STOCKS - 78.64%                         $1,018,585,070
 (Cost: $718,745,429)

PREFERRED STOCK - 1.30%
Business Services
 SAP Aktiengesellschaft (A)  .............   100,000 $   16,807,549
 (Cost: $16,192,236)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.58%
   Hercules, Inc.,
   5.34%, 10-28-96 .......................   $ 7,540      7,509,802

 Communication - 0.91%
 Bell Atlantic Financial Services Inc.,
   5.43%, 10-24-96 .......................     6,000      5,979,185
 GTE Corporation,
   5.42%, 10-8-96 ........................     5,780      5,773,909
   Total .................................               11,753,094

 Depository Institutions - 0.02%
 U.S. Bancorp,
   Master Note ...........................       242        242,000

 Electric, Gas and Sanitary Services - 3.40%
 Dominion Resources Inc.,
   5.42%, 10-28-96 .......................     5,600      5,577,236
 Michigan Consolidated Gas Co.,
   5.35%, 10-18-96 .......................     4,180      4,169,440
 Public Service Company of Colorado,
   5.56%, 10-4-96 ........................     2,050      2,049,050
 Public Service Electric & Gas Co.:
   5.47%, 10-9-96 ........................     6,000      5,992,707
   5.5%, 10-16-96 ........................     4,130      4,120,535
   5.54%, 10-28-96 .......................     7,600      7,568,422


              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services (Continued)
 Questar Corp.:
   5.32%, 10-2-96 ........................   $ 5,000 $    4,999,261
   5.4%, 10-31-96 ........................     3,000      2,986,500
 Western Resources Inc.,
   5.58%, 10-15-96 .......................     6,630      6,615,613
   Total..................................               44,078,764

 Food and Kindred Products - 3.25%
 ConAgra, Inc.,
   5.55%, 11-1-96.........................    15,435     15,361,234
 General Mills, Inc.,
   Master Note ...........................     9,181      9,181,000
 Quaker Oats Co.,
   5.67%, 10-21-96 .......................     5,570      5,552,454
 Ralston Purina Co.,
   5.47%, 10-25-96 .......................     2,000      1,992,707
 Seagram (Joseph E.) & Sons Inc.:
   5.34%, 10-17-96 .......................     6,095      6,080,534
   5.35%, 10-17-96 .......................     3,905      3,895,715
   Total .................................               42,063,644

 Insurance Carriers - 1.34%
 Transamerica Finance Corporation,
   5.42%, 10-23-96 .......................     7,500      7,475,158
 USAA Capital Corp.,
   5.4%, 11-7-96 .........................    10,000      9,944,500
   Total .................................               17,419,658

 Nondepository Institutions - 4.55%
 Ford Credit Europe PLC:
   5.36%, 10-21-96 .......................    20,000     19,940,445
   5.38%, 10-21-96 .......................    15,000     14,955,167
 International Business Machines Credit Corp.,
   5.35%, 10-25-96 .......................    12,870     12,824,097
 Island Finance Puerto Rico Inc.,
   5.41%, 11-8-96 ........................    10,000      9,942,894
 Textron Financial Corp.,
   5.47%, 10-18-96 .......................     1,345      1,341,526
   Total .................................               59,004,129

 Personal Services - 0.92%
 Block Financial Corp.,
   5.35%, 10-15-96 .......................    11,960     11,935,117

 Petroleum and Coal Products - 0.45%
 Kerr-McGee Credit Corp.,
   5.45%, 10-15-96 .......................     5,865      5,852,569


              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Tobacco Products - 0.72%
 B.A.T. Capital Corp.,
   5.37%, 10-3-96 ........................   $ 9,325 $    9,322,218

 Transportation Equipment - 0.92%
 Echlin Inc.,
   5.41%, 11-8-96 ........................     2,305      2,291,837
 Textron Inc.:
   5.48%, 10-4-96 ........................     3,900      3,898,219
   5.54%, 10-22-96 .......................     5,730      5,711,483
   Total .................................               11,901,539

 Wholesale Trade - Nondurable Goods - 0.01%
 Sara Lee Corporation,
   Master Note ...........................        32         32,000

Total Commercial Paper - 17.07%                         221,114,534

Commercial Paper (backed by irrevocable
 bank letter of credit)
 Electric, Gas and Sanitary Services - 0.69%
 AES Barbers Point Inc. (Bank of America NT & SA),
   5.37%, 10-18-96 .......................     8,980      8,957,228

 Petroleum and Coal Products - 1.16%
 Petroleo Brasileiro S.A. - Petrobras
   (Barclays Bank PLC),
   5.37%, 10-11-96 .......................    15,000     14,977,625

 Rubber and Miscellaneous Plastics Products - 0.39%
 Michelin North America Inc. (Societe Generale),
   5.37%, 10-7-96 ........................     5,000      4,995,525

Total Commercial Paper (backed by irrevocable
 bank letter of credit) - 2.24%                          28,930,378

Municipal Obligations - 0.77%
 California
 Oakland-Alameda County Coliseum Lease
   Revenue Bonds (Oakland Coliseum Project),
   1995 Series B-1 (Canadian Imperial Bank
   of Commerce):
   5.43%, 10-4-96 ........................     4,000      4,000,000
   5.4%, 10-10-96 ........................     6,000      6,000,000
   Total .................................               10,000,000

TOTAL SHORT-TERM SECURITIES - 20.08%                 $  260,044,912
 (Cost: $260,044,912)


              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                                            Value
TOTAL INVESTMENT SECURITIES - 100.02%                $1,295,437,531
 (Cost: $994,982,577)

LIABILITIES, NET OF
 CASH AND OTHER ASSETS - (0.02%)                           (268,577)

NET ASSETS - 100.00%                                 $1,295,168,954


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

Assets
 Investment securities -- at value
   (Notes 1 and 3) ................................. $1,295,437,531
 Cash   ............................................         93,165
 Receivables:
   Investment securities sold ......................      2,190,000
   Dividends and interest ..........................      1,435,538
   Fund shares sold ................................        648,169
 Prepaid insurance premium  ........................         37,660
                                                     --------------
    Total assets  ..................................  1,299,842,063
                                                     --------------
Liabilities
 Payable for Fund shares redeemed  .................      3,068,006
 Payable for investment securities purchased  ......        954,525
 Accrued service fee  ..............................        397,100
 Accrued transfer agency and dividend
   disbursing ......................................        195,626
 Accrued accounting services fee  ..................          8,333
 Other  ............................................         49,519
                                                     --------------
    Total liabilities  .............................      4,673,109
                                                     --------------
      Total net assets ............................. $1,295,168,954
                                                     ==============

Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $  147,614,500
   Additional paid-in capital ......................    696,539,373
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................      3,979,782
   Accumulated undistributed net realized gain on
    investment transactions  .......................    146,580,304
   Net unrealized appreciation in value of
    investments at end of period ...................    300,454,995
                                                     --------------
    Net assets applicable to outstanding
     units of capital  ............................. $1,295,168,954
                                                     ==============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $8.77
 Class Y  ..........................................          $8.78
Capital shares outstanding
 Class A  ..........................................    147,141,646
 Class Y  ..........................................        472,854
Capital shares authorized ..........................    600,000,000


                See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1996

Investment Income
 Income:
   Interest ........................................  $  9,769,244
   Dividends .......................................     8,726,688
                                                      ------------
    Total income  ..................................    18,495,932
                                                      ------------
 Expenses (Note 2):
   Investment management fee .......................     9,020,391
   Service fee - Class A ...........................     2,046,992
   Transfer agency and dividend disbursing - Class A     2,198,235
   Custodian fees ..................................       212,114
   Accounting services fee .........................       100,000
   Audit fees ......................................        35,556
   Legal fees ......................................        17,206
   Shareholder servicing - Class Y..................         6,852
   Other ...........................................       258,567
                                                      ------------
    Total expenses  ................................    13,895,913
                                                      ------------
      Net investment income ........................     4,600,019
                                                      ------------
Realized and Unrealized Gain (Loss) on Investments
 Realized net gain on securities  ..................   146,572,520
 Realized net loss on foreign currency
   transactions ....................................      (359,457)
                                                      ------------
   Realized net gain on investments ................   146,213,063
 Unrealized depreciation in value of investments
   during the period ...............................  (104,771,885)
                                                      ------------
    Net gain on investments  .......................    41,441,178
                                                      ------------
      Net increase in net assets resulting
       from operations  ............................  $ 46,041,197
                                                      ============


                    See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1996        1995
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income ............ $    4,600,019 $    9,556,581
   Realized net gain on investments .    146,213,063     68,377,208
   Unrealized appreciation
    (depreciation)  .................   (104,771,885)   194,298,937
                                      -------------- --------------
    Net increase in net assets
      resulting from operations .....     46,041,197    272,232,726
                                      -------------- --------------
 Dividends to shareholders from:*
   Net investment income
    Class A  ........................     (5,362,420)    (4,857,502)
    Class Y  ........................        (18,377)           ---
   Realized gains on securities
    transactions
    Class A  ........................    (64,486,580)   (81,376,803)
    Class Y  ........................       (115,078)           ---
                                      -------------- --------------
                                         (69,982,455)   (86,234,305)
Capital share transactions:           -------------- --------------
   Proceeds from sale of shares:
    Class A (10,454,280 and 24,614,638
      shares, respectively) .........     89,257,617    181,684,410
    Class Y (575,709 and 196,892
      shares, respectively) .........      5,007,444      1,781,870
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (8,400,456 and
      622,043 shares, respectively)..     68,790,612      4,701,960
    Class Y (16,225 and 0
      shares, respectively) .........        133,455            ---
   Payments for shares redeemed:
    Class A (15,014,137 and 13,070,843
      shares, respectively) .........   (128,046,129)  (101,713,982)
    Class Y (315,972 and 0
      shares, respectively) .........     (2,748,347)           ---
                                      -------------- --------------
    Net increase in net assets
      resulting from capital
      share transactions ............     32,394,652     86,454,258
                                      -------------- --------------
      Total increase ................      8,453,394    272,452,679
Net Assets
 Beginning of period  ...............  1,286,715,560  1,014,262,881
                                      -------------- --------------
 End of period, including undistributed
   net investment income of $3,979,782
   and $5,120,017, respectively ..... $1,295,168,954 $1,286,715,560
                                      ============== ==============
                 *See "Financial Highlights" on pages  - .
                    See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1996   1995    1994   1993    1992
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $8.97  $7.73   $7.10  $6.03   $6.36
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.03   0.07     .00    .04     .06
 Net realized and
   unrealized gain
   (loss) on
   investments......           0.26   1.82     .83   1.07   (0.10)
                              -----  -----   -----  -----   -----
Total from investment
 operations ........           0.29   1.89     .83   1.11   (0.04)
                              -----  -----   -----  -----   -----
Less distributions:
 Dividends from net
   investment
   income...........          (0.04) (0.03)  (0.02) (0.04)  (0.09)
 Distribution from
   capital gains....          (0.45) (0.62)  (0.18) (0.00)  (0.20)
                              -----  -----   -----  -----   -----
Total distributions.          (0.49) (0.65)  (0.20) (0.04)  (0.29)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $8.77  $8.97   $7.73  $7.10   $6.03
                              =====  =====   =====  =====   =====
Total return*.......           3.59% 26.82%  11.86% 18.38%  -0.58%
Net assets, end of
 period (000
 omitted)  .........       $1,291,017$1,284,951$1,014,263$921,816
 $843,978
Ratio of expenses
 to average net
 assets ............           1.09%  1.05%   1.05%  0.97%   0.96%
Ratio of net
 investment income
 to average net
 assets ............           0.36%  0.87%   0.04%  0.50%   0.96%
Portfolio
 turnover rate .....          57.10% 30.01%  36.70% 62.12%  84.82%
Average commission
 rate paid .........          $0.0347

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
                    See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                     fiscal         period
                       year        from 9/08/95
                      ended        through
                    9/30/96        9/30/95*
                   --------        --------
Net asset value,
 beginning of period  $8.97          $9.05
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.07           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.24          (0.08)
                      -----          -----
Total from investment
 operations ........   0.31          (0.08)
                      -----          -----
Less distributions:
 Dividends from net
   investment
   income...........  (0.05)         (0.00)
 Distribution from
   capital gains....  (0.45)         (0.00)
                      -----          -----
Total distributions.  (0.50)         (0.00)
                      -----          -----
Net asset value,
 end of period .....  $8.78          $8.97
                      =====          =====
Total return .......   3.80%         -0.88%
Net assets, end of
 period (000
 omitted)  ......... $4,152         $1,765
Ratio of expenses
   to average net
   assets...........   0.91%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   0.69%          0.00%
Portfolio
 turnover rate .....  57.10%         30.01%**
Average commission
 rate paid .........  $0.0347
  *On August 15, 1995, the Fund began offering Class Y shares to the public. Fund shares outstanding prior to that date were designated Class A shares.
 **Annualized.
                    See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
     Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At September 30, 1996, $359,457 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.7 billion of combined net assets at September 30, 1996) at annual rates of .51% of the first $750 million of combined net assets,
 .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion,
 .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,514,918, out of which W&R paid sales commissions of $1,923,568 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $50,747.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $630,270,590 while proceeds from maturities and sales aggregated $755,036,051. Purchases of short-term securities aggregated $2,134,969,554 while proceeds from maturities and sales aggregated $2,049,915,219.

     For Federal income tax purposes, cost of investments owned at September 30, 1996 was $994,982,577, resulting in net unrealized appreciation of $300,454,954, of which $310,814,272 related to appreciated securities and $10,359,318 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $146,572,520 during its fiscal year ended September 30, 1996, of which a portion was paid to shareholders during the period ended September 30, 1996. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

  On August 15, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Vanguard Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 8, 1996

                          REGISTRATION STATEMENT

                                  PART C

                             OTHER INFORMATION


24.  Financial Statements and Exhibits
     ---------------------------------

(a)  Financial Statements -- United Vanguard Fund, Inc.

     Included in Part B:
     -------------------

     As of September 30, 1996
          Statements of Assets and Liabilities

     For the year ended September 30, 1996
          Statements of Operations

     For the two years ended September 30, 1996
          Statement of Changes in Net Assets

     Schedule I -- Investment Securities as of September 30, 1996

     Report of Independent Accountants

     Included in Part C:
     -------------------

     Financial Data Schedule

     Other schedules prescribed by Regulation S-X are not filed because the required matter is not present or is insignificant.

     (b)  Exhibits:

          (1) Articles of Incorporation filed June 16, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Articles Supplementary filed June 16, 1995 as EX-99.B1-vfarsupa to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Articles Supplementary filed June 16, 1995 as EX-99.B1-vfarsupy to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

          (2)  Bylaws as amended, attached hereto as EX-99.B2-vfbylaw

          (3)  Not applicable

          (4) Article FIFTH and Article SEVENTH of the Articles of Incorporation of Registrant filed June 16, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*; Article I, Article IV and Article VII of the Bylaws of the Registrant attached hereto as EX-99.B2-vfbylaw

          (5) Investment Management Agreement filed June 16, 1995 as EX-99.B5-vfima to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Assignment of the Investment Management Agreement filed June 16, 1995 as EX-99.B5-vfassign to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

          (6) Underwriting Agreement filed June 16, 1995 as EX-99.B6-vfua to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

          (7)  Not applicable

          (8) Custodian Agreement filed June 16, 1995 as EX-99.B8-vfca to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

          (9) Shareholder Servicing Agreement attached hereto as EX-99.B9-vfssa

               Fund Class A application attached hereto as EX-99.B9-vfappca

               Fund Class Y application filed June 16, 1995 as EX-99.B9-vfappcy to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Fund NAV application filed June 16, 1995 as EX-99.B9-vfappnav to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Accounting Services Agreement filed June 16, 1995 as EX-99.B9-vfasa to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Service Agreement filed by EDGAR July 30, 1993 as Exhibit
               (b)(15) to Post-Effective Amendment No. 50 to the
               Registration Statement on Form N-1A*
---------------------------------
*Incorporated herein by reference
               Amendment to Service Agreement filed by EDGAR December 29, 1994 as Exhibit (b)(9) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A*

               Amendment to Service Agreement filed June 16, 1995 as EX-99.B9-vfsaa to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Class Y letter of understanding attached hereto as EX-99.B9-vflou

         (10)  Not Applicable

         (11) Consent of Independent Accountants, attached hereto as EX-99.B11-vfconsnt

         (12)  Not Applicable

         (13)  Not Applicable

         (14)  1.   Qualified Retirement Plan and Trust-Defined
                    Contribution Basic Plan Document filed December 16,
                    1994 as EX-99.B14-1-03bpd to Pre-Effective Amendment
                    No. 1 to the Registration Statement on Form N-1A of
                    United Asset Strategy Fund, Inc.*
               2.   Qualified Retirement Plan-Summary Plan Description
                    filed December 16, 1994 as EX-99.B14-2-03spd to Pre-
                    Effective Amendment No. 1 to the Registration Statement
                    on Form N-1A of United Asset Strategy Fund, Inc.*
               3.   Employer Contribution 403(b)-Adoption Agreement filed
                    December 16, 1994 as EX-99.B14-3-403baa to Pre-
                    Effective Amendment No. 1 to the Registration Statement
                    on Form N-1A of United Asset Strategy Fund, Inc.*
               4.   IRC Section 457 Deferred Compensation Plan-Adoption
                    Agreement filed December 16, 1994 as EX-99.B14-4-457aa
                    to Pre-Effective Amendment No. 1 to the Registration
                    Statement on Form N-1A of United Asset Strategy Fund,
                    Inc.*
               5.   IRC Section 457-Deferred Compensation Specimen Plan
                    Document filed December 16, 1994 as EX-99.B14-5-457bpd
                    to Pre-Effective Amendment No. 1 to the Registration
                    Statement on Form N-1A of United Asset Strategy Fund,
                    Inc.*
               6.   National Nonstandardized 401(k)Profit Sharing Plan-
                    Adoption Agreement filed December 16, 1994 as EX-
                    99.B14-6-ns401aa to Pre-Effective Amendment No. 1 to
                    the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               7.   401(k) Nonstandardized Profit Sharing Plan-Summary Plan
                    Description filed December 16, 1994 as EX-99.B14-7-
                    ns401gs to Pre-Effective Amendment No. 1 to the
                    Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               8.   National Nonstandardized Money Purchase Pension Plan-
                    Adoption Agreement filed December 16, 1994 as EX-
                    99.B14-8-nsmppaa to Pre-Effective Amendment No. 1 to
                    the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               9.   National Nonstandardized Profit Sharing Plan-Adoption
                    Agreement filed December 16, 1994 as EX-99.B14-9-
                    nspspaa to Pre-Effective Amendment No. 1 to the
                    Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               10.  Standardized 401(k) Profit sharing Plan-Adoption
---------------------------------
*Incorporated herein by reference
                    Agreement filed December 16, 1994 as EX-99.B14-10-s401aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               11.  401(k) Standardized Profit Sharing Plan-Summary Plan
                    Description filed December 16, 1994 as EX-99.B14-11-s401gis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               12.  Universal Simplified Employee Pension Plan-Adoption
                    Agreement filed December 16, 1994 as EX-99.B14-12-sepaa to Pre-Effective Amendment No. 1 to the Registration
                    Statement on Form N-1A of United Asset Strategy Fund,
                    Inc.*
               13.  Universal Simplified Employee Pension Plan-Basic Plan
                    Document filed December 16, 1994 as EX-99.B14-13-sepbpd to Pre-Effective Amendment No. 1 to the Registration
                    Statement on Form N-1A of United Asset Strategy Fund,
                    Inc.*
               14.  National Standardized Money Purchase Pension Plan-
                    Adoption Agreement filed December 16, 1994 as EX-
                    99.B14-14-smppaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               15.  Standardized Money Purchase pension Plan-Summary Plan
                    Description filed December 16, 1994 as EX-99.B14-15-smppgis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               16.  Standardized Profit Sharing Plan-Adoption Agreement
                    filed December 16, 1994 as EX-99.B14-16-spspaa to Pre-
                    Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               17.  Standardized Profit Sharing Plan-summary Plan
                    Description field December 16, 1994 as EX-99.B14-17-spspgis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset
                    Strategy Fund, Inc.*
               18.  403(b)(7) Tax-sheltered Custodial Account Agreement
                    filed December 16, 1994 as EX-99.B14-18-tsa to Pre-
                    Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               19.  Title I 403(b) Plan Document filed December 16, 1994 as
                    EX-99.B14-19-ttllpbd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United
                    Asset Strategy Fund, Inc.*

          (15) Service Plan filed June 16, 1995 as EX-99.B15-vfsp to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

          (16) 1. Schedule for computation of average annual total return performance quotations for Class A shares filed through EDGAR on July 30, 1993 as Exhibit (b)(16) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A*

               2. Schedule for computation of average annual total return performance quotations for Class Y shares attached hereto as EX-99.B16-vftrcly

          (17) Financial Data Schedule, attached hereto as EX-27.B17-vffds

          (18) Multiple Class Plan, as amended, filed December 28, 1995 as
---------------------------------
*Incorporated herein by reference
               EX-99.B18-vfmcp to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A*

25.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

26.  Number of Holders of Securities
     -------------------------------

                                   Number of Record Holders as of
     Title of Class                      September 30, 1996
          --------------          -------------------------------
          Class A Capital Stock               144,308
          Class Y Capital Stock                 342

27.  Indemnification
     ---------------

     Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, filed June 16, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*; and to Article IV of the Underwriting Agreement, filed June 16, 1995 as EX-99.B6-vfua to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers and employees and agents.

28.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant, and except for Mr. Ronald K. Richey. Mr. Richey is Chairman of the Board and Chief Executive Officer of Torchmark Corporation, the parent company of Waddell & Reed, Inc., and Chairman of the Board of United Investors Management Company, a holding company of which Waddell & Reed, Inc. is an indirect subsidiary. Mr. Richey's address is 2001 Third Avenue South, Birmingham, Alabama 35233. The address of the others is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment
     Management Company, reference is made to the Prospectus and SAI of this Registrant.
---------------------------------
*Incorporated herein by reference

29.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter to the Registrant. It is also the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United New Concepts Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          TMK/United Funds, Inc.
          Waddell & Reed Funds, Inc.

          and is depositor of the following unit investment trusts:

          United Periodic Investment Plans to acquire shares of United Science and Energy Fund

          United Periodic Investment Plans to acquire shares of United Accumulative Fund

          United Income Investment Programs

          United International Growth Investment Programs

          United Continental Income Investment Programs

          United Vanguard Investment Programs

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

30.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Sharon K. Pappas, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

31.  Management Services
     -------------------

     There is no service contract other than as discussed in Parts A and B of this Post-Effective Amendment and listed in response to Items
     (b)(9) and (b)(15) hereof.
---------------------------------
*Incorporated herein by reference

32.  Undertakings
     ------------

     (a)  Not applicable

     (b)  Not applicable

     (c) The Fund agrees to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders upon request and without charge.

     (d) To the extent that Section 16(c) of the Investment Company Act of 1940, as amended, applies to the Fund, the Fund agrees, if requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares, to call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director and to assist in communications with other shareholders as required by Section 16(c).
---------------------------------
*Incorporated herein by reference

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 27th day of December, 1996.


                       UNITED VANGUARD FUND, INC.

                             (Registrant)

                          By /s/ Keith A. Tucker*
                         ------------------------
                        Keith A. Tucker, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
     ----------          -----

/s/Ronald K. Richey*     Chairman of the Board         December 27, 1996
----------------------                                 ----------------
Ronald K. Richey


/s/Keith A. Tucker*      President and Director        December 27, 1996
----------------------   (Principal Executive Officer) ----------------
Keith A. Tucker


/s/Theodore W. Howard*   Vice President, Treasurer     December 27, 1996
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer


/s/Robert L. Hechler*    Vice President and            December 27, 1996
----------------------   Principal Financial           ----------------
Robert L. Hechler        Officer


/s/Henry L. Bellmon*     Director                      December 27, 1996
----------------------                                 ----------------
Henry L. Bellmon


/s/Dodds I. Buchanan*    Director                      December 27, 1996
---------------------                                  ----------------
Dodds I. Buchanan


/s/Jay B. Dillingham*    Director                      December 27, 1996
--------------------                                   ----------------
Jay B. Dillingham


/s/Linda Graves*         Director                      December 27, 1996
------------------                                     ----------------
Linda Graves


/s/John F. Hayes*        Director                      December 27, 1996
-------------------                                    ----------------
John F. Hayes


/s/Glendon E. Johnson*   Director                      December 27, 1996
-------------------                                    ----------------
Glendon E. Johnson


/s/William T. Morgan*    Director                      December 27, 1996
-------------------                                    ----------------
William T. Morgan


/s/Doyle Patterson       Director                      December 27, 1996
-------------------                                    ----------------
Doyle Patterson


/s/William L. Rogers*    Director                      December 27, 1996
------------------                                     ----------------
William L. Rogers


/s/Frank J. Ross, Jr.*   Director                      December 27, 1996
------------------                                     ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*   Director                      December 27, 1996
-------------------                                    ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*  Director                      December 27, 1996
-------------------                                    ----------------
Frederick Vogel III


/s/Paul S. Wise*         Director                      December 27, 1996
-------------------                                    ----------------
Paul S. Wise


*By
    Sharon K. Pappas
    Attorney-in-Fact

ATTEST:
   Sheryl Strauss
   Assistant Secretary